UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 27, 2021 (October 22, 2021)

Date of Report (Date of earliest event reported)

iFresh Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38013	82-0664764
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2-39 54th Avenue Long Island City, NY	11101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 628-6200

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	IFMK	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Registrant previously disclosed in a Form 8-K dated July 21, 2021, that it was working to restate its consolidated financial statements for the three-, six-, and nine-month periods ended June 30, 2020, September 30, 2020, and December 31, 2020, respectively, as filed with the U.S. Securities and Exchange Commission (the “SEC”) via Forms 10-Q on August 20, 2020, November 23, 2020, and February 22, 2021, respectively (the “Financials”).

The errors previously determined to require restatement relate to the Registrant’s acquisition of controlling interests in two separate companies: (1) the RET Wine Company (“RET”), and (2) Jiuxiang Blue Sky Technology (Beijing) Co. Ltd (“Jiuxiang,” and together with RET, the “Subsidiaries”), which transactions closed in April 2020 and August 2020, respectively.

As previously disclosed, on or about January 12, 2021, the iFresh shareholders who acquired shares through their sale of RET and Jiuxiang to the Registrant (the “Subsidiary Shareholders”), acting in concert with another Registrant shareholder who obtained his shares through an earlier equity investment (the “Investing Shareholder,” and collectively with the Subsidiary Shareholders, the “Consent Shareholders”), made an attempt to unseat members of the Registrant’s current Board in order to effect a takeover of the Registrant. This attempt is currently the subject of litigation in Delaware (the “Delaware Action”).

The Registrant believes that the January 12, 2021, takeover attempt and litigation along with certain actions by the Consent Shareholders may have interfered with the Company’s ability to exercise control over the Subsidiaries, leading the Audit Committee to previously determine that a restatement would be required. Specifically, the Registrant’s current board rested its determination on the fact that none of the Consent Shareholders disclosed their collective affiliations during the acquisitions of the Subsidiaries and, accordingly, continues to believe the acquisitions of the Subsidiaries may have been fraudulently induced.

However, since its July 21, 2021, 8-K filing, the Registrant has consulted with its Auditors and the SEC’s Office of the Chief Accountant to determine the proper manner and scope of any required adjustments to the financial statements and to assess the necessity of restatement. Following consultations, the Registrant has determined that restatement of the Financials is not appropriate because the Registrant had indeed acquired “control” over the Subsidiaries as of the closing of the transactions under GAAP rules.

The Company believes it has made significant progress in its preparation of the financial statements for the fiscal year ended March 31, 2021, and the quarter ended June 30, 2021, and it is working diligently on the financial statements for the quarter ended September 30, 2021 (collectively, the “Delayed Financial Statements”). The Company is working with all due haste to finalize the Delayed Financial Statements to be filed with the SEC in consultation with its auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2021

iFRESH INC.

By:	/s/ Long Deng
Name:	Long Deng
Title:	Chief Executive Officer

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